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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

ANNUAL REPORT

December 31, 2011

Madison Strategic Sector
Premium Fund (MSP)

Active Equity Management combined with a Covered Call Option Strategy

Madison Asset Management

www.mosaicfunds.com

MSP | Madison Strategic Sector Premium Fund

Table of Contents
Management’s Discussion of Fund Performance	2
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	18
Other Information	19
Trustees and Officers	22
Dividend Reinvestment Plan	27

Annual Report | December 31, 2011 | 1

MSP | Madison Strategic Sector Premium Fund

Management’s Discussion of Fund Performance
What happened in the market during 2011?

2011 began with considerable optimism as stock indices rose briskly in the first quarter, a continuation of the upward trend which began in the summer of 2010. Stock prices had on their side the strength of corporate profits and balance sheets combined with reasonable market valuations as measured by price/earnings ratios. But these positives were continuously tested by extraneous events as the year moved forward. The first blow came with the chain reaction of freedom movements in the Mideast and North Africa. Change and uncertainty are never well received by stock markets, particularly given the potentially negative effect on oil prices. The tragic earthquake and tsunami in Japan soon followed, with the recognition that this much damage to one of the world’s largest economies would likely have serious global impact. During this period, equity markets ended their upward trend and moved sideways with an uptick in volatility. The U.S. debt downgrade in early August coupled with intensifying risks in Europe resulted in a meaningful market correction and a steep increase in volatility. Beyond the initial impact of the downturn, the second half of the year was primarily focused on the deteriorating European debt crisis and its potential to negatively impact global economic growth. During this phase, stock prices fluctuated extensively but recovered from the correction and resumed an upward bias, particularly as the calendar year came to a close. Despite what appeared to be a very troubling year with significant uncertainty, the S&P 500 managed a 2.11% return while the CBOE S&P BuyWrite Index (BXM) rose 5.72% on the heels of a very strong December.

As the stock market began its long recovery from the March 2009 lows, volatility had steadily declined from historic highs and trended lower since then with only minor interruptions. With the exception of short-lived spikes due to the North Africa and Japan situations, the CBOE Market Volatility Index (VIX) remained in the 15 to 20 range for much of the first half of 2011. The ensuing correction in the stock market raised fear levels significantly and the VIX Index surged above the 45 level. As the dust settled toward year end, volatility, again, retreated steadily and ended the year at 23.4. Despite the decline from recent highs, volatility will likely remain elevated given the abundance of ongoing economic and geo-political uncertainty.

How did the fund perform given the marketplace conditions during 2011?

For the year ended December 31, 2011, on a Net Asset Value (NAV) basis, the fund declined 2.80%, compared to the 2.11% return on the S&P 500 and the 5.72% return of the CBOE S&P BuyWrite Index (BXM). On a share price basis, the fund declined 9.24%. MSP closed the year trading at a 15.7% discount to NAV, with discounts in most closed end funds widening through the turbulent second half of the year. The fund’s discount to NAV ranged from 7.2% to 16.7% during the full year. The fund provided a yield of 8.23% on NAV or 9.77% on market price.

Although the fund’s performance lagged the S&P 500 and the CBOE S&P BuyWrite Index (BXM) on a one year basis, much of the underperformance occurred during the first quarter and early second quarter of the year as stock prices continued to trend higher. The S&P 500 surged over 30% from early September 2010 to mid February 2011 which resulted in many call options in the fund moving deeply into the money (stock price moved above the option strike price). As a consequence, an unusually high level of the fund’s equity holdings were assigned (sold by virtue of the call option being exercised), which resulted in an elevated level of cash. Given the unabated upward move in the market over the preceding 5 month period and the manager’s disciplined valuation philosophy, the high levels of cash were not immediately reinvested into what was determined to be unattractive valuation levels. As the equity prices continued to move higher through mid-year, the fund’s short term relative performance suffered.

The manager is cognizant that cash levels cannot remain at elevated levels for an extended period of time given the fund’s objective of generating high income from call writing. However, the manager also believes that purchasing the underlying equity positions at reasonable, not extended, valuations is extremely important in generating sustainable long term total returns. Short term results can vary substantially from index or benchmark

2 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund | Management’s Discussion of Fund Performance | continued

returns, however, longer term results over a market cycle are more indicative of potential returns of this investment strategy.

As the market corrected in late July and early August, the fund’s cash levels were reduced significantly as underlying stock valuations became more attractive. The duration of most short term market moves is often impossible to gauge and the market continued to move sharply lower following the fund’s new purchases. The entry point was, however, quite attractive relative to levels earlier in the year and the fund benefitted as the markets trended higher through year-end.

Overall stock performance during the year was muted by the high level of correlation in the market and the fund’s sector exposure. The fund’s investment strategy is geared toward investing in sectors which have historically provided high quality growth opportunities, reasonable valuations and attractive option premiums. These sectors typically include Technology, Consumer Discretionary & Retail, Health Care and Financials. In 2011, these sectors did not lead, with the exception of Health Care. Other defensive sectors such as Utilities and Consumer Staples were the leaders as uncertainty prevailed. These sectors are under-represented in the fund. Strong stock performance in the Health Care, Consumer Discretionary sectors and selective Technology holdings helped to offset weakness in the Financial sector.

In summary, the fund’s underperformance was primarily related to higher cash levels early in the year as a number of holdings were called away due to market strength. This is not an abnormal occurrence in a covered call strategy, particularly given our valuation discipline which is focused on reinvesting cash in companies with reasonable valuations. Following market surges, reinvestment opportunities are typically more scarce and valuation discipline becomes increasingly critical. The fund’s ability to "catch up" in the second half of the year was hindered somewhat by the leadership of the most defensive sectors which had limited representation in the fund.

Describe the fund’s portfolio equity and option structure.

As of December 31, 2011, the fund held 41 equity securities and unexpired covered call options had been written against 86.4% of the fund’s stock holdings. During 2011, the fund generated premiums of $6.3 million from its covered call writing activities. It is the strategy of the fund to write "out-of-the-money" call options. As of December 31, 2011, 70% of the fund’s call options (48 of 69 different options) remained "out-of-the-money". (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The fund’s manager has also begun writing options "closer-to-the-money" in order to capture higher premium income and provide the fund added protection from a reversal in the market’s most recent upward trend.

Which sectors are prevalent in the fund?

From a sector perspective, the fund’s largest exposure as of December 31, 2011 was to the Technology (and technology related) Sector, followed by Health Care, Financials, Consumer Discretionary, and Energy. The fund had no representation in the Consumer Staples, Industrials, Materials, Telecommunication Services and Utilities Sectors as of year-end.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/11
Consumer Discretionary	13.0%
Energy	6.9%
Financials	16.2%
Health Care	22.9%
Information Technology	26.8%
Investment Companies	5.0%
US Treasury Note	1.6%
Cash & Other	7.6%

Discuss the fund’s security and option selection process.

The fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios

Annual Report | December 31, 2011 | 3

MSP | Madison Strategic Sector Premium Fund | Management’s Discussion of Fund Performance | continued

(Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

Discuss how risk is managed through the fund’s investment process.

Risk management is a critical component of the investment manager’s overall philosophy and investment process. The primary means for managing risk are as follows:

1. Focus on the underlying security. The manager’s bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s "growth-at-a-reasonable-price" (GARP) philosophy is specifically tuned to such valuation discipline.

2. Active covered call writing. The manager actively sells (writes) individual equity call options on equities that are owned by the fund. The specific characteristics of the call options ( strike price, expiration, degree of coverage) are dependent on the manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the manager may choose to become more defensive with the fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The manager may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the manager may sell options further out of the money in order to allow the fund to benefit from a market recovery. In such an environment, the manager may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.

3. Cash management and timing. Generally, the manager believes that the fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the fund’s cash position following a period of very strong stock price gains. Given the manager’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the fund may underperform due to higher than normal cash levels; however, it is the manager’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.

4 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund | Management’s Discussion of Fund Performance | concluded

What is management’s outlook for the market and fund in 2012?

Looking forward, we are impressed with the resiliency of the U.S. economy. Still, we expect below-average economic growth for 2012 as the debt deleveraging process continues. Many of the cautionary macroeconomic issues that loomed at the start of 2011 still persisted at year end: weak housing, strained government budgets, and stagnant wage growth. Europe remained a wild card, and the progression of the debt crisis appears likely to lead to continued periods of "risk on" and "risk off" for global financial markets throughout the coming year. All told, we believe volatility is here to stay until the heightened level of global uncertainty begins to subside. In terms of stocks, although the year-end economic backdrop was far from optimal, we believe attractive valuations on high-quality U.S. and international stocks are reasonable. Filtering out the daily market "noise," many high-quality multinationals appeared to offer good long-term return potential. When attractive valuations are paired with strong free cash flow generation and high earnings predictability, we believe high-quality companies offer the ideal characteristics to navigate through a growth challenged economic environment.

The fund begins the new year with high quality, well diversified equity holdings, a relatively low level of cash and a high level of option coverage (percentage of the portfolio holdings with call options written). We believe this positions the fund well to weather the uncertainty surrounding the current investment environment.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011
% of net assets
Visa Inc., Class A	4.85%
Microsoft Corp.	4.08%
Google Inc., Class A	3.53%
Gilead Sciences Inc.	3.35%
State Street Corp.	3.30%
Affiliated Managers Group Inc.	3.28%
Cisco Systems Inc.	3.21%
Powershares QQQ Trust Series 1	3.05%
Wells Fargo & Co.	2.82%
Target Corp.	2.80%

SHARE PRICE AND NAV PERFORMANCE FOR
MADISON STRATEGIC SECTOR PREMIUM FUND

Annual Report | December 31, 2011 | 5

MSP | Madison Strategic Sector Premium Fund

Portfolio of Investments | December 31, 2011
	Shares	Value
COMMON STOCK - 90.0%**
Consumer Discretionary - 13.7%
American Eagle Outfitters Inc.	80,000	$ 1,223,200
Best Buy Co. Inc.	80,000	1,869,600
Kohl’s Corp.	35,000	1,727,250
Lowe’s Cos. Inc.	80,000	2,030,400
Staples Inc.	80,000	1,111,200
Target Corp.	40,000	2,048,800
		10,010,450
Energy - 7.2%
Apache Corp.	15,000	1,358,700
Canadian Natural Resources Ltd.	40,000	1,494,800
Noble Corp.*	30,000	906,600
Schlumberger Ltd.	22,000	1,502,820
		5,262,920
Financials - 17.0%
Affiliated Managers Group Inc.*	25,000	2,398,750
American Express Co.	35,000	1,650,950
Bank of America Corp.	200,000	1,112,000
Goldman Sachs Group Inc./The	14,000	1,266,020
Morgan Stanley	100,000	1,513,000
State Street Corp.	60,000	2,418,600
Wells Fargo & Co.	75,000	2,067,000
		12,426,320
Health Care - 24.0%
Celgene Corp.*	10,000	676,000
Community Health Systems Inc.*	75,000	1,308,750
Gilead Sciences Inc.*	60,000	2,455,800
Laboratory Corp. of America Holdings*	20,000	1,719,400
Medtronic Inc.	40,000	1,530,000
Mylan Inc.*	90,000	1,931,400
Pfizer Inc.	39,800	861,272
St Jude Medical Inc.	50,000	1,715,000
Stryker Corp.	40,000	1,988,400
Teva Pharmaceutical Industries Ltd., ADR	45,000	1,816,200
Zimmer Holdings Inc.*	30,000	1,602,600
		17,604,822
Information Technology - 28.1%
Adobe Systems Inc.*	65,000	1,837,550
Applied Materials Inc.	90,000	963,900
Cisco Systems Inc.	130,000	2,350,400
Flextronics International Ltd.*	184,900	1,046,534
	Shares	Value
FLIR Systems Inc.	65,000	$ 1,629,550
Google Inc., Class A*	4,000	2,583,600
Hewlett-Packard Co.	60,000	1,545,600
Microsoft Corp.	115,000	2,985,400
Symantec Corp.*	80,000	1,252,000
Visa Inc., Class A	35,000	3,553,550
Yahoo! Inc.*	50,000	806,500
		20,554,584
Total Common Stock (Cost $74,802,462)		65,859,096
	Par Value
INVESTMENT COMPANIES - 5.2%
SPDR S&P MidCap 400 ETF Trust	10,000	1,595,400
Powershares QQQ Trust Series 1 ETF	40,000	2,233,200
Total Investment Companies (Cost $3,832,500)		3,828,600
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.7%
U.S. Treasury Note - 1.7%
0.875%, 1/31/12	550,000	550,308
1.5%, 7/15/12	700,000	705,387
Total U.S. Government and Agency Obligations (Cost $1,255,670)		1,255,695
Repurchase Agreement - 8.0%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 01/03/12, collateralized by $5,956,905 in Freddie Mac Pool #782472 due 10/01/34. Proceeds at maturity are $5,840,048 (Cost $5,840,042)		5,840,042
TOTAL INVESTMENTS - 104.9% (Cost $85,730,674)		76,783,433
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(240,445)
TOTAL CALL & PUT OPTIONS WRITTEN - (4.6%)		(3,330,890)
TOTAL ASSETS - 100.0%		$73,212,098

*	Non-income Producing
**	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
ADR	American Depository Receipt
ETF	Exchange Traded Fund

See accompanying Notes to Financial Statements.

6 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments | December 31, 2011 | continued

Call Options Written	Contracts	Expiration	Strike Price	Market Value
Adobe Systems Inc.	300	January 2012	$28.00	$ 29,250
Adobe Systems Inc.	350	April 2012	30.00	49,700
Affiliated Managers Group Inc.	150	June 2012	100.00	132,750
American Eagle Outfitters Inc.	500	January 2012	14.50	50,000
American Eagle Outfitters Inc.	300	February 2012	12.00	99,000
American Express Co.	350	January 2012	47.00	43,050
Apache Corp.	150	January 2012	110.00	1,275
Applied Materials Inc.	400	January 2012	12.50	400
Bank of America Corp.	500	January 2012	9.00	500
Bank of America Corp.	500	May 2012	8.00	6,000
Best Buy Co. Inc.	300	June 2012	25.00	49,200
Canadian Natural Resources Ltd.	200	January 2012	45.00	1,000
Canadian Natural Resources Ltd.	87	June 2012	40.00	25,665
Celgene Corp.	100	January 2012	62.50	54,000
Cisco Systems Inc.	1,300	January 2012	17.50	106,600
Community Health Systems Inc.	250	March 2012	19.00	24,375
Flextronics International Ltd.	500	January 2012	10.00	500
Flextronics International Ltd.	500	April 2012	7.00	5,500
FLIR Systems Inc.	200	January 2012	26.00	7,000
FLIR Systems Inc.	450	April 2012	28.00	36,000
Gilead Sciences Inc.	250	January 2012	43.00	4,500
Gilead Sciences Inc.	100	February 2012	41.00	15,500
Gilead Sciences Inc.	250	May 2012	41.00	76,250
Goldman Sachs Group Inc./The	70	July 2012	105.00	35,350
Google Inc.	32	January 2012	560.00	278,880
Google Inc.	8	June 2012	660.00	35,080
Hewlett-Packard Co.	200	February 2012	29.00	5,200
Hewlett-Packard Co.	200	May 2012	30.00	16,600
Kohl’s Corp.	150	January 2012	48.00	32,250
Kohl’s Corp.	100	January 2012	50.00	10,500
Kohl’s Corp.	100	April 2012	55.00	9,000
Laboratory Corp. of America Holdings	200	May 2012	85.00	126,000
Lowe’s Cos. Inc.	300	January 2012	20.00	162,000
Lowe’s Cos. Inc.	300	April 2012	22.00	114,750
Lowe’s Cos. Inc.	200	April 2012	24.00	47,000
Medtronic Inc.	250	January 2012	40.00	5,500
Medtronic Inc.	150	May 2012	37.00	47,250
Microsoft Corp.	650	January 2012	26.00	36,400
Microsoft Corp.	200	January 2012	27.50	2,100
Microsoft Corp.	300	July 2012	28.00	26,250
Morgan Stanley	300	January 2012	17.50	4,650
Mylan Inc./PA	500	January 2012	20.00	96,000
Mylan Inc./PA	400	January 2012	21.00	47,400
Noble Corp.	300	March 2012	37.00	6,750
Pfizer Inc.	300	June 2012	23.00	18,750
Powershares QQQ Trust Series 1 ETF	400	March 2012	57.00	68,600
Schlumberger Ltd.	220	January 2012	85.00	440
SPDR S&P MidCap 400 ETF Trust	100	March 2012	160.00	77,500
St Jude Medical Inc.	200	January 2012	45.00	1,000
St Jude Medical Inc.	200	April 2012	45.00	2,000
Staples Inc.	300	January 2012	15.00	2,250

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 7

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments | December 31, 2011 | continued

Call Options Written	Contracts	Expiration	Strike Price	Market Value
Staples Inc.	300	January 2012	$16.00	$ 1,500
State Street Corp.	300	February 2012	42.00	37,800
State Street Corp.	300	August 2012	44.00	87,000
Stryker Corp.	200	March 2012	50.00	47,500
Stryker Corp.	200	June 2012	55.00	31,000
Symantec Corp.	500	January 2012	17.50	2,250
Target Corp.	200	January 2012	50.00	35,500
Target Corp.	200	January 2012	52.50	9,300
Teva Pharmaceutical Industries Ltd.	200	January 2012	40.00	25,200
Visa Inc.	150	January 2012	80.00	324,750
Visa Inc.	200	January 2012	87.50	285,500
Wells Fargo & Co.	200	January 2012	30.00	2,800
Wells Fargo & Co.	300	January 2012	31.00	1,650
Wells Fargo & Co.	250	July 2012	29.00	53,750
Yahoo! Inc.	500	January 2012	15.00	69,000
Zimmer Holdings Inc.	300	June 2012	55.00	102,000
Total Call Options Written (Premiums received $3,839,651)				$3,249,965

Put Options Written
Best Buy Co. Inc.	300	June 2012	21.00	45,300
Community Health Systems Inc	250	March 2012	17.00	35,625
Total Put Options Written (Premiums received $90,266)				$80,925

See accompanying Notes to Financial Statements.

8 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund

Statement of Assets and Liabilities | December 31, 2011

ASSETS
Cash	$ 167,764
Investments, at value (Note 1 and 2)
Short term investments	7,095,737
Investment securities	69,687,696
Total investments (cost $85,730,674)	76,783,433
Receivables
Investment securities sold	32,232
Dividends and interest	87,835
Total assets	77,071,264

LIABILITIES
Options written, at value (premiums received of $3,929,917)	3,330,890
Payables
Investment securities purchased	513,776
Auditor fees	10,000
Independent trustee fees	4,500
Total liabilities	3,859,166

NET ASSETS	$73,212,098

Net assets consist of:
Paid in capital	98,328,935
Accumulated net realized loss on investments and options transactions	(16,494,336)
Accumulated net unrealized depreciation on investments and options transactions	(8,622,501)
Net assets	$73,212,098

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized,$.01 par value per share (Note 8)	5,798,291

NET ASSET VALUE PER SHARE	$12.63

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 9

MSP | Madison Strategic Sector Premium Fund

Statement of Operations | For the year ended December 31, 2011

INVESTMENT INCOME (Note 1)
Interest income	$ 4,481
Dividend income	763,500
Other income	992
Total investment income	768,973

EXPENSES (Notes 3 and 4)
Investment advisory	621,013
Administration	19,407
Fund accounting	19,847
Auditor fees	20,000
Independent trustee fees	18,000
Other	62,474
Total expenses	760,741

NET INVESTMENT INCOME	8,232

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	2,376,519
Options	2,847,308
Net unrealized appreciation (depreciation) on:
Investments	(10,975,656)
Options	3,414,184

NET LOSS ON INVESTMENTS AND OPTIONS TRANSACTIONS	(2,337,645)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,329,413)

See accompanying Notes to Financial Statements.

10 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$ 8,232	$ (163,129)
Net realized gain (loss) on investments and options transactions	5,223,827	(17,767,297)
Net unrealized appreciation (depreciation) on investments and options transactions	(7,561,472)	25,354,203
Net increase (decrease) in net assets resulting from operations	(2,329,413)	7,423,777

DISTRIBUTION TO SHAREHOLDERS (Note 4)
From net investment income	(8,232)	–
From net capital gains	(5,487,017)	–
From return of capital	(534,974)	(6,030,223)
Total distributions	(6,030,223)	(6,030,223)

CAPITAL SHARE TRANSACTIONS	–	–

NET INCREASE (DECREASE) IN NET ASSETS	(8,359,636)	1,393,554

NET ASSETS
Beginning of period	$81,571,734	$80,178,180
End of period (including undistributed income of $0 and $0, respectively)	$73,212,098	$81,571,734

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 11

MSP | Madison Strategic Sector Premium Fund

Financial Highlights
Per Share Operating Performance for One Share Outstanding Throughout the Period

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.07	$13.83	$10.75	$17.52	$20.25
Investment operations:
Net investment income (loss)	0.003	(0.03)	(0.03)	0.03	0.28
Net realized and unrealized gain (loss) on investments and options transactions	(0.40)	1.31	4.26	(5.30)	(1.21)
Total from investment operations	(0.40)	1.28	4.23	(5.27)	(0.93)
Less distributions:
From net investment income	(0.00)3	–	–	(0.03)	(0.28)
From capital gains	(0.94)	–	(1.15)	(1.47)	(1.52)
Return of capital	(0.10)	(1.04)	–	–	–
Total distributions	(1.04)	(1.04)	(1.15)	(1.50)	(1.80)
Net asset value, end of period	$12.63	$14.07	$13.83	$10.75	$17.52
Market value, end of period	$10.64	$12.82	$12.23	$8.75	$15.53
Total investment return
Net asset value (%)	(2.80)	9.79	41.21	(31.94)	(5.07)
Market value (%)	(9.24)	14.01	55.81	(36.18)	(16.85)
Ratios and supplemental data
Net assets, end of period (thousands)	$73,212	$81,572	$80,178	$62,333	$101,607
Ratios to Average Net Assets:
Total expenses, excluding interest expense (%)	0.98	0.98	1.04	1.07	0.98
Total expenses, including interest expense (%)	0.98	0.98	1.23	1.50	0.98
Net investment income, including interest expense (%)	0.01	(0.20)	(0.27)	0.19	1.41
Ratios to Average Managed Assets:1
Total expenses, excluding interest expense (%)	–	–	0.97	0.96	–
Total expenses, including interest expense (%)	–	–	1.13	1.35	–
Net investment income, including interest expense (%)	–	–	(0.25)	0.17	–
Portfolio turnover (%)	83	61	25	41	93
Senior Indebtedness
Outstanding balance, end of period (thousands)	–	–	–	10,000	–
Average outstanding balance during the period (thousands)	–	–	5,671	9,706	–
Average fund shares during the period (thousands)	–	–	5,798	5,798	–
Average indebtedness per share	–	–	0.98	1.67	–
Asset coverage per $1,000 of indebtedness	–	–	–	7,2332	–

1Managed assets is equal to net assets plus average outstanding leverage.
2Calculated by subtracting the fund’s total liabilities (not including borrowings) from the fund’s total assets and dividing by the total borrowings at year-end.
3Amount is greater than 0, but less than one penny.
Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

12 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund

Notes to Financial Statements | December 31, 2011
Note 1 – Organization.

Madison Strategic Sector Premium Fund (the "Fund") was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of Madison Asset Managment, LLC, the Fund’s investment adviser (the "Adviser"), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies.

(a) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Portfolio Valuation
Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP") and options which are valued at the mean between the best bid and best ask price across all option exchanges utilizing the closing price of the underlying security, the foreign exchange rate and the ADR ratio.. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Fund has adopted Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark

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MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2011:
Description	Level 1	Level 2	Level 3	Value at 12/31/11
Assets:
Common Stocks	$65,859,096	$ –	$ –	$65,859,096
Investment Companies	3,828,600	–	–	3,828,600
U.S. Government and Agency Obligations	–	1,255,695	–	1,255,695
Repurchase Agreement	–	5,840,042	–	5, 840,042
Total	$69,687,696	$ 7,095,737	$ –	$76,783,433

Liabilities:
Written options	$ 3,330,890	$ –	$ –	$ 3,330,890
Total	$ 3,330,890	$ –	$ –	$ 3,330,890
Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

There were no transfers between classification levels during the period ended December 31, 2011. As of and during the year ended December 31, 2011, the Fund did not hold securities deemed as a Level 3.

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	--	--	Options written	$3,330,890

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Derivatives not accounted for as hedging instruments
Equity contracts – options	$2,847,308	$3,414,184

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements

14 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

and disclosures.  The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011 and therefore not effective for the current fiscal year.  The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

(c) Investment Transactions and Investment Income
Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

(d) Repurchase Agreements
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

In April 2011, the FASB issued ASU No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements". ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing". These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

(e) Clarification of Investment Strategy
Although the investment adviser believes that, under normal conditions, at least 80% of the Fund will be invested in equity securities, it believes that when options are exercised and portfolio securities are called away in exchange for cash, it may not be in the interest of the Fund to immediately invest its cash. Additionally, during periods when the investment adviser believes the stock markets in general are overvalued or when there is perceived domestic or global economic or political risk or when investments in equity securities bear an above average risk of loss, the investment adviser will delay investment of some or all of the Fund’s cash until such periods have ended. Thus, in the investment adviser’s discretion, the Fund’s cash may be held for "temporary defensive purposes," and might represent a material percentage of the Fund’s portfolio. These periods may last for a few weeks or even for a few months, until more attractive market conditions exist.

Note 3 – Investment Advisory Agreement and Other Transactions with Affiliates.

Pursuant to an Investment Advisory Agreement between the Fund and Madison Asset Management, LLC (the "Adviser"), the Adviser, under the supervision of the Fund’s Board of Trustees, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily managed assets on the first $500 million of assets, and 0.60% of the Fund’s average daily managed assets on assets in excess of $500 million.

Under a separate Services Agreement, Madison Investment Advisors, LLC ("MIA"), an affiliate of the Adviser, provides fund administration services, fund accounting services, and arranges to have all other necessary operational and support services, for a fee, provided to the Fund. Such services include transfer agent, custodian, legal, and other operational expenses. These fees are accrued daily and are capped at 0.18% of the Fund’s average daily net assets. MIA has assumed responsibility for payment of all expenses greater than 0.18% of average daily net assets other than investment expenses such as brokerage

Annual Report | December 31, 2011 | 15

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

commission costs or interest and fees on loans. This expense cap will terminate in July 2012 unless renewed at that time.

Note 4 – Federal Income Taxes.

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of and during the year ended December 31, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

As of December 31, 2011, for federal income tax purposes, the Fund had available $16,494,336 of capital loss carryovers which can be used to offset future capital gains. These capital loss carryovers will expire on December 31, 2018.

Information on the tax components of investments, excluding option contracts, as of December 31, 2011 is as follows:

Aggregate Cost	$86,004,961
Gross unrealized appreciation	2,381,037
Gross unrealized depreciation	(11,602,565)
Net unrealized appreciation	$ (9,221,528)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

For the years ended December 31, 2011 and 2010, the tax character of distributions paid to shareholders was $5,495,249 ordinary income and $534,974 return of capital for 2011 and $6,030,223 return of capital for 2010.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized losses	$ (16,494,336)
Net unrealized depreciation on investments	(8,622,501)
$(25,116,837)

Note 5 – Investment Transactions.

During the year ended December 31, 2011, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $58,271,008 and $53,660,567, respectively. No long term U.S. Government securities were purchased or sold during the period.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium

16 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | concluded

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in option contracts during the year ended December 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Options outstanding beginning of period	17,131	$4,353,000
Options written during the period	28,921	6,305,184
Options expired during the period	(8,158)	(1,891,392)
Options closed during the period	(6,501)	(1,365,898)
Options assigned during the period	(11,926)	(3,470,977)
Options outstanding end of period	19,467	$3,929,917

Note 7 – Capital.

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of December 31, 2011.

In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the year ended December 31, 2011 and 2010, respectively.

Note 8 – Indemnifications.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 – Leverage.

The Fund has a $25 million revolving credit facility with U.S. Bank, N.A. to permit it to leverage its portfolio under favorable market conditions. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. The Fund did not draw on the facility during 2011 and the full facility is available as of December 31, 2011.

Note 10 – Subsequent Events.

On February 9, 2012, the Board of Trustees approved the Adviser’s recommendation that its investment advisory agreement with the Fund be revised such that investment advisory fees will not be paid on leveraged assets. No other events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

Annual Report | December 31, 2011 | 17

MSP | Madison Strategic Sector Premium Fund

Report of Independent
Registered Public Accounting Firm | December 31, 2011

To the Board of Trustees and Shareholders of Madison Strategic Sector Premium Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Madison Strategic Sector Premium Fund (the "Fund"), as of December 31, 2011 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 22, 2012

18 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund

Other Information
Results of Shareholder Vote. The Annual Meeting of shareholders of the Fund was held on July 28, 2011. At the meeting, shareholders voted on the election of two trustees, Frank E. Burgess and Lorence D. Wheeler. The votes cast in favor of election for Mr. Burgess were 5,182,110 with 191,154 shares withheld and Mr. Wheeler were 5,184,226 with 189,038 shares withheld. The other trustees of the Fund whose terms did not expire in 2011 are Katherine L. Frank, James R. Imhoff, Jr. and Philip E. Blake.

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 20, 2011, is available upon request and free of charge, by writing to Madison Strategic Sector Premium Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Section 16(A) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires that fund trustees, executive officers, and persons who own more than 10% of a registered class of a fund’s equity securities, as well as the funds’ investment advisers and their officers and directors, file reports of ownership and changes in ownership of securities of the funds with the SEC and NYSE. A fund’s executive officers, trustees, and greater than 10% shareholders, as well as the funds’ investment advisers and their officers and directors, are required to furnish the fund with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of Forms 3, 4 and/or 5 (or written representations in lieu thereof) furnished to the funds pursuant to Rule 16a-3(e) of the 1934 Act, the Adviser notes that the following person was late in filing a Form 5 report: James Imhoff, a trustee of the Fund. As of the date hereof, this Form 5 report has been filed.

Annual Report | December 31, 2011 | 19

MSP | Madison Strategic Sector Premium Fund | Other Information | continued

Discussion of Contract Renewal (Unaudited).The Board of Trustees of the Fund considered a number of factors when the Board approved the renewal of the advisory contract between the Adviser and the Fund during its meeting in July 2011. Rather than providing you with a list of factors or conclusory statements that explain the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Fund’s Board meeting when it renewed the Fund’s advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in portfolio management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with the Fund’s investment objectives under various market scenarios. The Board also noted its familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Fund by its applicable administrative and other service providers, including transfer agent and custodian as well as the various administrative services provided directly by the Adviser or its affiliates. Such services included arranging for third party service providers to provide all necessary administration.

With regard to the investment performance of the Fund and the Adviser, the Board reviewed current performance information provided in the written Board materials. The Board discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. The Board reviewed both long-term and short-term performance. The Board and representatives of the Adviser engaged in a comprehensive discussion of performance and market conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Fund. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Board reviewed the Fund portfolio’s fee structure based on total expense ratio as well as by comparing the Fund’s advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Fund (i.e. an advisory fee and a capped administrative "services" expense). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing

20 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund | Other Information | concluded

that such a comparison, while not dispositive, was an important consideration.

The Board sought to ensure that fees paid by the Fund were appropriate. The Board reviewed materials demonstrating that although the Adviser (or its affiliate) is compensated for a variety of the administrative services it provides or arranges to provide to the Fund and other investment companies pursuant to its administrative services agreements with the Fund, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the fee cap are paid by the Adviser (or its affiliate) from the investment advisory fees earned. In this regard, the Board noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board noted that the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Fund officers, as well as facility costs (rent), could not be supported by fees received from the Fund alone. However, the Board recognized that the Fund, along with the other funds in the Madison Mosaic and other proprietary mutual fund families in the Madison organization, are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated through the management of other client assets. The Board noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Board recognized that the Fund is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

The Board also recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differ significantly from serving as an investment adviser to an open-end (mutual) fund.  As such, the Board focused its attention on the total expense ratios paid by certain other closed-end funds with similar investment objectives. The Board recognized that the Fund’s total expense ratio was low based on such comparisons. In addition, with respect to other portfolios managed by the Adviser that follow a covered-call equity strategy, the Board recognized that fees charged to a closed-end fund for which the Adviser acts solely as subadviser for another investment adviser could be expected to be lower than the fee charged to funds for which the Adviser acted as sole investment adviser.  This reflects the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser that are not performed in a subadvisory capacity.

With regard to the extent to which economies of scale would be realized as the Fund grows, the Board recognized that at its current size, it was premature to discuss any economies of scale not already factored into existing agreements. The Board also recognized the service fee cap applicable to the Fund.

During the meeting, the Independent Trustees were represented by independent counsel who confirmed that the Fund’s Independent Trustees met separately to review a variety of written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.  Finally, the Board also reviewed the Fund’s Codes of Ethics.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Board, including the Independent Trustees, concluded that the Fund’s advisory fee is fair and reasonable and that renewal of its Advisory and Services Agreements are in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2011 | 21

MSP | Madison Strategic Sector Premium Fund

Trustees and Officers

The address of each trustee and officer of the Fund is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 2005 - Present, and Trustee, 2005 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM" or the "Adviser"), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("Madison") (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 mutual funds), President, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 2001 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 2005 - Present
MIH, Executive Director and President, 2010 - Present; Managing Director and President, 1973 - 2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13 funds), Vice President, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present

Madison Mosaic Funds (13), 1996 - Present; Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Fund.

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MSP | Madison Strategic Sector Premium Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 2005 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds), Vice President, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2010 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds), Vice President, 2009 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009
MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present
N/A

Annual Report | December 31, 2011 | 23

MSP | Madison Strategic Sector Premium Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2010 - Present
MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds), Secretary and Assistant Treasurer, 2009 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; Mosaic Funds Distributor, LLC ("MFD") (an affiliated brokerage firm of the Adviser), Vice President, 2012 - Present; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 2005 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 2005 - 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of the Adviser), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; MFD, Principal, 1998 - Present; Concord Asset Management, LLC ("Concord") (an affiliated investment advisory firm of the Adviser), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of the Adviser), Chief Compliance Officer and Corporate Counsel, 2011 -
Present; Madison Mosaic Funds (13 funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A

24 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present
MIH, MAM, Madison, Madison Scottsdale, LC,
MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments,
2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2005 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds), 2001 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 -
Present

Annual Report | December 31, 2011 | 25

MSP | Madison Strategic Sector Premium Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
James R Imhoff, Jr. 1944	Trustee, 2005 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds), 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 -
Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 2005 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds), 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of the Fund, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 44 separate portfolios in the fund complex.  Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

26 | Annual Report | December 31, 2011

MSP | Madison Strategic Sector Premium Fund

Dividend Reinvestment Plan | December 31, 2011
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the "Plan") in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-877-373-6374.

Annual Report | December 31, 2011 | 27

Item 2. Code of Ethics.

(a) The Madison Strategic Sector Premium Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2005.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Strategic Sector Premium Fund  Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2011, Lorence Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Total audit fees paid to the registrant's principal accountant for the fiscal year ended December 31, 2011 were approved  not to exceed $20,000 (plus typical expenses in connection with the audit such as postage, photocopying, etc.).  For the fiscal year ended December 31, 2010, this amount was $20,000. The registrant is affiliated with the Madison Mosaic family of open-end investment companies which paid the registrant's principal accountant an additional $91,800 and $85,300, respectively, for audit services provided to such funds for such periods.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None incurred during the period covered by this report.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Philip Blake, James Imhoff and Lorence Wheeler.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client's best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client's best interests, then we must vote against the Board's recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the Board recommends NOT be in the client's best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board's recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party "proxy services firm" to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.  The firm has retained the firm of Glass Lewis & Co. to serve in this capacity.  All investment company Boards for which we provide investment management services have requested we utilize the recommendations of Glass Lewis & Co. in cases of conflicts of interest.

Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a "conflicted list" for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above...

Voting Proxies of Securities No Longer Owned

We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates.  In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote.  Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Frank E. Burgess, the President and founder of the adviser to the registrant and Madison Investment Advisors, Inc., and Ray Di Bernardo, Portfolio Manager of the adviser to the registrant and President of Madison Investment Holdings, Inc., are jointly responsible for the day-to-day management of the registrant.  The adviser to the registrant, Madison Asset Management, LLC, is a subsidiary of Madison Investment Holdings, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):

Frank Burgess:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5 (including the Trust)	$338 million (including the Trust)	1	$5 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ray DiBernardo
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5 (including the Trust)	$338 million (including the Trust)	1	$5 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: Note that of the five funds managed, the Madison Institutional Equity Option Fund, an open-end series of Madison Mosaic Equity Trust ("MADOX"), with investment strategies similar to the Trust, contains a fulcrum fee that rewards the adviser to the Trust if MADOX outperforms the BXM Index and penalizes the adviser for underperforming such index.   As of the date of this filing, MADOX assets were approximately $5 million.   The adviser's compliance program includes procedures to monitor trades by MADOX, the Trust and other funds managed by the portfolio manager. In addition, potential conflicts of interest may arise because the adviser engages in portfolio management activities for clients other than the funds.  However, Madison has adopted a variety of portfolio security aggregation and allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s equity management team (all portfolio managers listed above except Mr. Burgess) is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks.  All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2010, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison Strategic Sector Premium Fund	$100,001 - $500,000
Ray DiBernardo	Madison Strategic Sector Premium Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: February 28, 2012

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: February 28, 2012